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FOR IMMEDIATE RELEASE

Company Contact:
Jennifer Carberry
NYFIX, Inc.
(203) 425-8000 or
info@nyfix.com
WWW.NYFIX.COM

          FULCRUM GLOBAL PARTNERS LLC SIGNS CONTRACT FOR NYFIX PLATINUM
                        LISTED AND OTC TRADING PLATFORM

STAMFORD,  CT,  AUGUST  18,  2004:  NYFIX,  INC.  (NASDAQ:  NYFX),  a leader  in technology solutions for the financial marketplace, today announced that Fulcrum
Global  Partners  LLC has signed a  three-year  contract  for  approximately  $2 million for NYFIX Platinum platform for listed and OTC trading.  Fulcrum will be deploying  NYFIX  Platinum(TM)  on its equity trading desk and will be utilizing the NYFIX Network for  connectivity  to exchanges and buyside  institutions  for electronic trading order flow.

Fulcrum  has  been  in  production   with  NYFIX's  listed   trading   platform,
FIXTrader(R),  since 2001 and when the firm decided to  reevaluate  their system options in the OTC space,  NYFIX was the logical  choice.  "We've been impressed with NYFIX's listed offering and their high level of service. Their expertise in both the Listed and OTC markets  and our  experience  working  with NYFIX on the
Listed  side made us  comfortable  with the  decision  to move  ahead with NYFIX
Platinum for our entire desk," commented Doug Henderson,  Fulcrum's  Director of
Trading.

The NYFIX  Platinum  system  is a  combined  Listed  and OTC  trading  platform.
Designed by industry traders and Compliance professionals, NYFIX Platinum allows traders to facilitate  order flow easily whether  acting as principal,  agent or both  (mixed  capacity)  utilizing  one  of  the  sophisticated  auto-allocation parameters  in its  Fee-based  offering.  2004  enhancements  to NYFIX  Platinum included  introducing  full  support  for  Exchange  Listed  stocks  trading  on
electronic   markets  to  the  Renaissance   Market  Access  (RMA),  the  Nasdaq
workstation.  This included support for dually-listed  stocks and connections to
Super Montage for exchange  listed  stocks,  and all major ECNs.  RMA also added automated  Third Market ACT  reporting;  CTS and CQS market data  directly  from
SIAC;  and  integrated  Risk  Management.  Auto-Trade  Allocation  and all other automated  processes  currently  used for OTC stocks can now be used with listed securities.

"We are excited to be working with Fulcrum and expand our services we provide to their trading operations," added Keith Jamaitis, President of NYFIX USA. "We are continuing to develop the NYFIX Platinum  system and we believe the offering has proven to be very competitive with other systems in this space. We have 13 firms now in production and are seeing increased interest from the brokerage community now that  NYFIX  Platinum  is an  established  system  choice  for the  combined
OTC/listed trader's desktop in the marketplace."

ABOUT NYFIX, INC.

NYFIX,  INC.  is an  established  provider  to the  domestic  and  international financial  markets  of  trading  workstations,  middle-office  trade  automation technologies and trade communication  technologies.  Our NYFIX Network is one of the industry's  largest networks,  connecting  broker-dealers,  institutions and exchanges.  In addition to our headquarters in Stamford, we have offices on Wall
Street in New York City, in London's Financial District,  in Chicago, and in San
Francisco.  We operate three data centers in the northeastern  United States and are establishing  additional data center hubs in London and Amsterdam.  For more information, please visit www.nyfix.com and www.javtech.com.

THIS PRESS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITHIN THE
MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION
21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH ARE INTENDED TO BE
COVERED BY THE SAFE HARBORS CREATED THEREBY. INVESTORS ARE CAUTIONED THAT ALL
FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTY, INCLUDING WITHOUT
LIMITATION, THE ABILITY OF THE COMPANY TO MARKET AND DEVELOP ITS PRODUCTS.
ALTHOUGH THE COMPANY BELIEVES THAT THE ASSUMPTIONS UNDERLYING THE
FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE REASONABLE, ANY OF THE
ASSUMPTIONS COULD BE INACCURATE, AND THEREFORE, THERE CAN BE NO ASSURANCE THAT
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SHOULD NOT BE REGARDED AS A REPRESENTATION BY THE COMPANY OR ANY OTHER PERSON
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